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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                               SEPTEMBER 30, 1998
                                (Date of Report)



                                  NITCHES, INC.
             (Exact Name of Registrant as Specified in its Charter)


                           Commission File No. 0-13851


               California                              95-2848021
       (State or Other Jurisdiction           (IRS Employer Identification No.)
             of Incorporation)

                              10280 Camino Santa Fe
                           San Diego, California 92121
                    (Address of Principal Executive Offices)


                                 (619) 625-2633
                          (Registrant's Telephone No.)



                                                            Exhibit Index Page 3


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ITEM 5.  OTHER EVENTS

        The Company announced today that it is extending its tender offer to purchase up to 1,000,000 shares of common stock at $4.00 per share until 5:00 p.m. Eastern Daylight Time, Wednesday, October 7, 1998. The essential terms of the transaction are described in the Company's press release which is incorporated by reference.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   September 30, 1998                 NITCHES, INC.



                                            By:    /s/ Steven P. Wyandt
                                               ---------------------------------
                                               Steven P. Wyandt
                                               President



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                                         EXHIBIT INDEX



          Exhibit Number                      Description
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
               2.1                      Form of Press Release